FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 25, 2003


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1998-10
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 383 Madison Avenue ,New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.





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Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-10, on April 25, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated November 30, 1998, between and among Structured Asset Mortgage Investments Inc., as Seller, Bankers Trust Company of California, N.A., as Trustee, and Liberty Lending Services, Inc., as Master Servicer.





Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.42) April 25, 2003 - Information on Distribution to
                                          Certificateholders.







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SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:  May 7, 2003                  By:    /S/Joseph Jurkowski Jr.
                                             Joseph Jurkowski Jr.
                                           Vice President/Asst.Secretary




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                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.42)       April 25, 2003 - Information on
                   Distribution to Certificateholders






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            April 25, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.42
                                   TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 1998-10



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                             Principal Amt.
Certificate      Face          Prior to     Interest      Principal       Total        Realized       Ending
   Class         Value       Distribution  Distributed   Distributed   Distribution     Losses        Balance
     A         $211,895,600 $21,738,461.75  124,996.16   2,138,267.58 $2,263,263.74         $0.00 $19,600,194.17
    PO                90,487     37,579.21        0.00       2,061.74       2,061.74          0.00      35,517.47
   X(*)          222,864,136 35,414,001.22   24,529.22           0.00      24,529.22          0.00  33,594,458.83
    B-1            6,856,700  6,327,925.39   36,385.57       9,156.18      45,541.75          0.00   6,318,769.21
    B-2            3,999,700  3,693,200.48   21,235.90       5,343.87      26,579.77          0.00   3,687,856.61
    B-3            2,285,600  2,110,453.05   12,135.11       3,053.72      15,188.83          0.00   2,107,399.33
    B-4            1,599,900  1,477,950.86    8,498.22       2,138.52      10,636.74          0.00   1,475,812.34
    B-5              685,700    635,810.00    3,655.91         919.98       4,575.89          0.00     634,890.02
    B-6            1,142,814    774,790.58    4,455.05       1,121.09       5,576.14          0.00     773,669.49
     R                   100             0        0.00           0.00           0.00          0.00           0.00

   Total    $451,420,737.00 $36,796,171.32 $235,891.14  $2,162,062.68 $2,397,953.82         $0.00 $34,634,108.63

* Represents notional balance

                                          FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                                                                                       Current              PASS-THROUGH
Certificate                     Prior       Interest      Principal       Total       Principal                     RATES
   Class         CUSIP      Principal Bala Distributed   Distributed   Distribution    Balance        Current        Next
     A            86358HER6    102.590435     0.589895      10.091137     10.681032     92.499298       6.900000%    6.900000%
    PO            86358HES4    415.299502     0.000000      22.784930     22.784930    392.514572       0.000000%    0.000000%
   X(*)           86358HET2    158.903994     0.110064       0.000000      0.110064    150.739636       0.831170%         N/A
    B-1           86358HEU9    922.882056     5.306572       1.333536      6.641934    921.546693       6.900000%    6.900000%
    B-2           86358HEV7    923.369373     5.309373       1.336068      6.645441    922.033305       6.900000%    6.900000%
    B-3           86358HEW5    923.369378     5.309376       1.336069      6.645445    922.033309       6.900000%    6.900000%
    B-4                        923.777024     5.311719       1.336659      6.648378    922.440365       6.900000%    6.900000%
    B-5                        927.242234     5.331646       1.341665      6.673312    925.900569       6.900000%    6.900000%
    B-6                        677.967349     3.898316       0.980991      4.879307    676.986358       6.900000%    6.900000%
     R            86358HEX3      0.000000     0.000000       0.000000      0.000000      0.000000       6.900000%    6.900000%


SENIOR PERCENTAGE                                              59.138%

SUBORDINATE PERCENTAGE                                         40.862%

SENIOR PREPAYMENT PERCENTAGE                                  100.000%

SUBORDINATE PREPAYMENT PERCENTAGE                               0.000%

DELINQUENT AND FORCLOSURE LOAN INFORMATION
                            One           Two          Three          Loans in      Loans in      Loans in
                            Month         Months       Months         Forclosure    REO           Bankruptcy

Principal Balance               496,021.65   223,850.30           0.00    311,360.38          0.00     706,286.76
Percentage of Pool Balance         1.4322%      0.6463%        0.0000%       0.8990%       0.0000%        2.0393%
Number of Loans                          4            1              0             3             0              4
Percentage of Loans                1.3201%      0.3300%        0.0000%       0.9901%       0.0000%        1.3201%

BOOK VALUE OF LOANS IN REO:           0.00


AGGREGATE REALIZED                                     Prior AggregateCurrent PeriodCurrent PeriodEnding Aggregate
LOSS INFORMATION                                       Loss Amount    Loss Amount   Reimbursement Loss Amount

CLASS A                                                           0.00          0.00          0.00           0.00
CLASS PO                                                          0.00          0.00          0.00           0.00
CLASS X                                                           0.00          0.00          0.00           0.00
CLASS B-1                                                         0.00          0.00          0.00           0.00
CLASS B-2                                                         0.00          0.00          0.00           0.00
CLASS B-3                                                         0.00          0.00          0.00           0.00
CLASS B-4                                                         0.00          0.00          0.00           0.00
CLASS B-5                                                         0.00          0.00          0.00           0.00
CLASS B-6                                                   287,851.25          0.00          0.00     287,851.25
CLASS R                                                           0.00          0.00          0.00           0.00



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